SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware

0-25581

06-1528493

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut		06854
(Address of principal office)		(zip code)

Registrant’s telephone number, including area code

(203) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Election of Directors.

On November 1, 2007, the Board of Directors of priceline.com Incorporated, a Delaware corporation, elected Jan L. Docter to its Board of Directors. Mr. Docter has served as a consultant to Booking.com B.V., a majority-owned subsidiary of priceline.com Incorporated, and its affiliated companies. Mr. Docter served as the interim Chief Financial Officer of Corio N.V., a Dutch real estate investment company, from mid-2005 through mid-2006 and, prior to that, as Chief Financial Officer of Getronics N.V., a Netherlands based information and communication technology service provider, from 1988 to 2003. Attached as Exhibit 99.1 is a copy of the press release issued by priceline.com on November 6, 2007.

In connection with consulting services provided to Booking.com B.V. during 2007, Mr. Docter has earned Euro 124,000 through September 30, 2007.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

99.1    Press Release issued by priceline.com on November 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Jeffery H. Boyd
Jeffery H. Boyd
President and Chief Executive Officer

Dated:  November 6, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by priceline.com on November 6, 2007.